Exhibit 10.8
ASSIGNMENT AND ASSUMPTION
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of January 10, 2023, by and among Orchard First Source Asset Management, LLC, a Delaware limited liability company (the “Assignor”), Orchard First Source Asset Management Holdings, LLC, a Delaware limited liability company (the “Assignee”), and OFS Capital Corporation, a Delaware corporation (the “Company”), solely for the purpose of Section 4 herein.
WHEREAS, on December 22, 2022, Assignee acquired 100% of the membership interests in Assignor; and
WHEREAS, Assignee is an affiliate of Assignor; and
WHEREAS, on January 9, 2023, Assignor transferred 2,946,474 shares of common stock of the Company to Assignee (the “Share Transfer”); and
WHEREAS, Assignor is party to that certain Registration Rights Agreement, dated as of November 7, 2012, by and between the Company and Assignor (the “Registration Rights Agreement”); and
WHEREAS, Assignor may transfer its rights and obligations under the Registration Rights Agreement to Assignee provided that Assignor and Assignee comply with Section 2.4 of the Registration Rights Agreement; and
WHEREAS, in connection with the Share Transfer, Assignor desires to assign all of its rights and obligations under the Registration Rights Agreement to Assignee and Assignee desires to assume such rights and obligations.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.
2.Assignment. Assignor hereby assigns and conveys to Assignee for the benefit of Assignee, its successors and assigns, all of Assignor’s right, title and interest in, to and under the Registration Rights Agreement, together with all rights, privileges and benefits appertaining thereto (collectively with the Registration Rights Agreement, the “Assigned Rights”).
3.Assumption. Assignee hereby accepts the assignment and conveyance of the Assigned Rights by Assignor pursuant to Section 2 above and does hereby assume, and undertake and agree to hereafter perform in accordance with their terms, any and all of the obligations and commitments of Assignor relating to the Assigned Rights and be bound by and subject to the terms and conditions of the Registration Rights Agreement.
4.Notice of Assignment. The Company hereby acknowledges that written notice of the Assigned Rights has been provided to the Company in accordance with Section 2.4 of the Registration Rights Agreement.

5.Notices. Notices to Assignee under Section 5.2 of the Registration Rights Agreement shall be directed to:
Orchard First Source Asset Management Holdings, LLC
10 S. Wacker Drive, Suite 2500
Chicago, Illinois 60606
Telephone No.: (847) 734-2000
Attention: Tod K. Reichert
Email: treichert@ofsmanagement.com

6.Benefit of the Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, shall confer on any person or entity other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, including any third party beneficiary rights.
7.Headings. The headings used in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
8.Governing Law. This Agreement shall be governed by and interpreted and construed in accordance with the substantive laws of the State of New York without regard to applicable choice of law provisions thereof.
9.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same agreement, it being understood that all of the parties hereto need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be duly executed as of the date first written above.

ASSIGNOR:
Orchard First Source Asset Management, LLC

By:    /s/Jeffrey A. Cerny
Name:    Jeffrey A. Cerny
Title:    Vice President

ASSIGNEE:
Orchard First Source Asset Management Holdings, LLC

By:    /s/ Tod K. Reichert
Name:    Tod K. Reichert
Title:    General Counsel and Secretary

[Signature Page to Assignment and Assumption Agreement]

Acknowledged and Agreed, solely for the purpose of Section 4 herein:
COMPANY
OFS Capital Corporation

By:     /s/ Tod K. Reichert
Name:    Tod K. Reichert
Title:    Corporate Secretary
[Signature Page to Assignment and Assumption Agreement]